UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  July 26, 2004

HICKORY TECH CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 East Hickory Street, P.O. Box 3248, Mankato, MN		56002-3248
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code (800) 326-5789

ITEM 7.  Financial Statements and Exhibits.

(c) Exhibits

99                      Press release dated July 26, 2004.

ITEM 12. Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date: July 26, 2004

HICKORY TECH CORPORATION

	By	/s/ John E. Duffy
John E. Duffy
Chief Executive Officer

	By	/s/ David A. Christensen
David A. Christensen
Chief Financial Officer